Intellectual property	12 Months Ended
Dec. 31, 2016
Notes to Financial Statements
5. Intellectual property

During 2015, NXT acquired the permanent rights to the SFD® technology for use in the exploration of hydrocarbons from its CEO and recorded the acquisition as an intellectual property asset on the balance sheet. Prior to acquiring the SFD® technology, the Company had rights to use the technology under a 10 year technology transfer agreement (“TTA”) with the CEO. As a result of not achieving pre-defined revenue milestones under the TTA, the Company was required to convert on a one-to-one basis the 8,000,000 preferred shares that had been issued to the CEO, at the commencement of the licensing agreement, to common shares. The asset was recorded at the fair value of the consideration transferred, including the related tax affect, of approximately $25.3 million. The historic carrying value of the preferred shares of $0.2 million was transferred to common share capital upon conversion in 2015.

The asset is being amortized on a straight line basis over its estimated useful life of 15 years. The annual amortization expense expected to be recognized in each of the next five years is approximately $1.7 million per year for a 5 year aggregate total of $8.5 million.

	2016	2015
Intellectual property acquired	$ 25,271,000	$ 25,271,000
Accumulated amortization	(2,246,732)	(562,000)
	23,024,268	24,709,000